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Robinhood Ventures Fund I

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Join the livestream on February 17th, 2026 at 10 AM PT. Get a deep dive into Robinhood Ventures and a look at some of the Fund I portfolio companies.

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A registration statement relating to common stock of Robinhood Ventures Fund I ("RVI") has been filed with the Securities and Exchange Commission (the "SEC") but has not yet become effective. The information in the registration statement and this communication is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective.

This communication is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act of 1933, as amended. The offering of common stock of RVI will be made only by means of a prospectus forming part of the registration statement. Copies of the preliminary prospectus relating to the offering, when available, may be obtained from RVI by e-mailing corporate-legal-group@robinhood.com. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of RVI before investing. The prospectus, which will contain this and other information about RVI, should be read carefully before investing.


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